Long-Term Debt and Short-Term Borrowings	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-Term Debt and Short-Term Borrowings	Long-Term Debt and Short-Term Borrowings
The following debt tables reflect effective interest rates, which include the impact of interest rate swaps, as of December 31, 2021. If the debt was issued on a combined basis, the debt has been separated to show the impact of the fixed versus floating effective interest rates. Carrying value includes the impact of debt issuance costs and fair value hedging activity. Long-term debt and short-term borrowings as of December 31 consisted of the following:
Long-Term Debt

(Millions)	Currency/ Fixed vs. Floating	Effective Interest Rate	Final Maturity Date	Carrying Value
Description / 2021 Principal Amount				2021	2020
Eurobond (repaid in 2021)	EUR Fixed	—%	2021	—	367
Eurobond (repaid in 2021)	EUR Floating	—%	2021	—	374
Medium-term note (repaid in 2021)	USD Fixed	—%	2021	—	449
Medium-term note (€500 million)	EUR Fixed	0.45%	2022	567	612
Medium-term note ($600 million)	USD Fixed	2.17%	2022	599	598
Medium-term note (€600 million)	EUR Fixed	1.14%	2023	679	731
Registered note ($500 million)	USD Fixed	1.86%	2023	499	498
Medium-term note ($650 million)	USD Fixed	2.26%	2023	649	649
Medium-term note ($300 million)	USD Fixed	3.30%	2024	299	299
Medium-term note ($500 million)	USD Fixed	2.98%	2024	501	502
Medium-term note ($300 million)	USD Floating	0.42%	2024	300	299
Medium-term note ($550 million)	USD Fixed	3.04%	2025	548	548
Registered note ($750 million)	USD Fixed	2.12%	2025	746	744
Registered note ($500 million)	USD Fixed	2.67%	2025	498	498
Medium-term note (€750 million)	EUR Fixed	1.65%	2026	842	908
Medium-term note ($650 million)	USD Fixed	2.37%	2026	645	644
Medium-term note ($850 million)	USD Fixed	2.95%	2027	844	843
Floating rate note ($19 million)	USD Floating	—%	2027	19	19
30-year debenture ($220 million)	USD Fixed	6.44%	2028	224	225
Floating rate note ($250 million)	USD Floating	2.07%	2028	240	—
Floating rate note ($150 million)	USD Floating	2.02%	2028	144	—
Floating rate note ($100 million)	USD Floating	2.11%	2028	96	—
Medium-term note ($600 million)	USD Fixed	3.62%	2028	598	598
Floating rate note ($150 million)	USD Floating	2.53%	2028	147	—
Floating rate note ($150 million)	USD Floating	2.48%	2028	147	—
Registered note ($1 billion)	USD Fixed	2.50%	2029	988	986
Medium-term note ($800 million)	USD Fixed	3.38%	2029	797	796
Medium-term note (€500 million)	EUR Fixed	1.90%	2030	560	604
Registered note ($600 million)	USD Fixed	3.09%	2030	596	595
Medium-term note (€500 million)	EUR Fixed	1.54%	2031	563	608
30-year bond ($555 million)	USD Fixed	5.73%	2037	551	551
Floating rate note ($52 million)	USD Floating	—%	2040	52	51
Floating rate note ($96 million)	USD Floating	—%	2041	96	96
Medium-term note ($325 million)	USD Fixed	4.05%	2044	315	315
Floating rate note ($54 million)	USD Floating	—%	2044	53	53
Medium-term note ($500 million)	USD Fixed	3.37%	2046	477	476
Medium-term note ($500 million)	USD Fixed	3.68%	2047	492	492
Medium-term note ($650 million)	USD Fixed	4.07%	2048	638	637
Medium-term note ($500 million)	USD Fixed	3.78%	2048	505	505
Registered note ($500 million)	USD Fixed	3.37%	2049	485	969
Registered note ($350 million)	USD Fixed	3.72%	2050	346	642
Other borrowings	Various	0.19%	2022-2029	2	2
Total long-term debt				17,347	18,783
Less: current portion of long-term debt				1,291	794
Long-term debt (excluding current portion)				$16,056	$17,989
Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

	2021		2020
(Millions)	Carrying Value	Effective Interest Rate	Carrying Value	Effective Interest Rate
Fixed-rate debt	$16,053	2.80%	$17,889	2.80%
Floating-rate debt	1,294	1.43%	894	0.06%
Total long-term debt, including current portion	$17,347		$18,783
Short-Term Borrowings and Current Portion of Long-Term Debt

	Effective Interest Rate	Carrying Value
(Millions)		2021	2020
Current portion of long-term debt	1.20%	$1,291	$794
U.S. dollar commercial paper	—%	—	—
Other borrowings	4.10%	16	12
Total short-term borrowings and current portion of long-term debt		$1,307	$806
Other short-term borrowings primarily consisted of bank borrowings by international subsidiaries.
Future Maturities of Long-term Debt
Maturities of long-term debt in the table below reflect the impact of put provisions associated with certain debt instruments and are net of the unaccreted debt issue costs such that total maturities equal the carrying value of long-term debt as of December 31, 2021. The maturities of long-term debt for the periods subsequent to December 31, 2021 are as follows (in millions):

2022	2023	2024	2025	2026	After 2026	Total
$1,291	$1,923	$1,100	$1,792	$1,487	$9,754	$17,347
As a result of put provisions associated with certain debt instruments, long-term debt payments due in 2022 include floating rate notes totaling $124 million (classified as current portion of long-term debt) and $95 million due in 2023.
Credit Facilities
3M has an amended and restated $3.0 billion five-year revolving credit facility expiring in November 2024. The revolving credit agreement includes a provision under which 3M may request an increase of up to $1.0 billion (at lender’s discretion), bringing the total facility up to $4.0 billion. In addition, 3M entered into a $1.25 billion 364-day credit facility, which was renewed in November 2021 with an expiration date of November 2022. The 364-day credit agreement includes a provision under which 3M may convert any advances outstanding on the maturity date into term loans having a maturity date one year later. These credit facilities were undrawn at December 31, 2021. Under both the $3.0 billion and $1.25 billion credit agreements, the Company is required to maintain its EBITDA to Interest Ratio as of the end of each fiscal quarter at not less than 3.0 to 1. This is calculated (as defined in the agreement) as the ratio of consolidated total EBITDA for the four consecutive quarters then ended to total interest expense on all funded debt for the same period. At December 31, 2021, this ratio was approximately 20 to 1. Debt covenants do not restrict the payment of dividends.

In December 2021, 3M entered into a $1 billion debt financing commitment related to the intended Food Safety Division spin-off or split-off transaction discussed in Note 3. This commitment provides potential bridge financing for the Food Safety business's payment of approximately $1 billion of consideration, subject to closing and other adjustments, to 3M under the terms of the transaction. Amounts outstanding under this facility have a term of 364 days following the borrowing date and are required to be repaid when certain conditions are met, including upon completion of permanent financing. This commitment was undrawn at December 31, 2021. Upon the close of the spin-off or split-off transaction, outstanding obligations under the commitment transfer with the Food Safety business and become those of the separate newly combined company.
Other Credit Facilities
Apart from the committed credit facilities described above, in September 2019, 3M entered into a credit facility initially expiring in July 2020 that was further extended to August 2021 in the amount of 80 billion Japanese yen. In November 2019, 3M entered into a credit facility expiring in November 2020 in the amount of 150 million euros. During the third quarter of 2020, the Company paid the outstanding balances and closed these credit facilities.
The Company also had an additional $266 million in stand-alone letters of credit and bank guarantees issued and outstanding at December 31, 2021. These instruments are utilized in connection with normal business activities.
Long-Term Debt Issuances and Fixed-to-Floating Interest Rate Swaps
The principal amounts, interest rates and maturity dates of individual long-term debt issuances can be found in the long-term debt table found at the beginning of this note.
During the second and third quarters of 2021, 3M entered into interest rate swaps with an aggregate notional amount of $800 million. These swaps converted $500 million and $300 million of 3M’s $1.0 billion and $650 million principal amount of fixed rate notes due 2049 and 2050, respectively, into floating rate debt for the portion of their terms through mid-2028 with an interest rate based on a three-month LIBOR index.
In March 2020, 3M issued $1.75 billion aggregate principal amount of fixed rate registered notes. These were comprised of $500 million of 5-year notes due 2025 with a coupon rate of 2.65%, $600 million of 10-year notes due 2030 with a coupon rate of 3.05%, and $650 million of 30-year notes due 2050 with a coupon rate of 3.70%.
In February 2019, 3M issued $2.25 billion aggregate principal amount of fixed rate medium-term notes. These were comprised of $450 million of 3-year notes due 2022 with a coupon rate of 2.75%, $500 million of remaining 5-year notes due 2024 with a coupon rate of 3.25%, $800 million of 10-year notes due 2029 with a coupon rate of 3.375%, and $500 million of remaining 29.5-year notes due 2048 with a coupon rate of 4.00%. Issuances of the 5-year and 29.5-year notes were pursuant to a reopening of existing securities issued in September 2018.
In August 2019, 3M issued $3.25 billion aggregate principal amount of fixed rate registered notes. These were comprised of $500 million of 3.5-year notes due 2023 with a coupon rate of 1.75%, $750 million of 5.5-year notes due 2025 with a coupon rate of 2.00%, $1.0 billion of 10-year notes due 2029 with a coupon rate of 2.375%, and $1.0 billion of 30-year notes due 2049 with a coupon rate of 3.25%.
Long-Term Debt Maturities and Extinguishments
In November 2021, 3M repaid 600 million euros aggregate principal amount of Eurobonds that matured.
In March 2021, 3M, via a make-whole-call offer, redeemed $450 million principal amount of 2.75% notes due 2022. The Company recorded an early debt extinguishment pre-tax charge of approximately $11 million within interest expense. This charge reflected the differential between the carrying value and the amount paid to reacquire the notes and related expenses. In December 2020, 3M, via make-whole-call offers, repaid $1 billion aggregate principal amount of its outstanding notes. This included $400 million aggregate principal amount of 3.00% notes and $600 million aggregate principal amount of 1.625% notes, both of which were due to mature in 2021. The Company recorded an early debt extinguishment pre-tax charge of approximately $10 million within interest expense. This charge reflected the differential between the carrying value and the amount paid to reacquire the notes and related expenses.
In May 2020, 3M repaid 650 million euros aggregate principal amount of floating-rate medium-term notes that matured. In August 2020, 3M repaid $500 aggregate principal amount of floating rate medium-term notes that matured.
In June 2019, 3M repaid $625 million aggregate principal amount of fixed-rate medium-term notes that matured.
In 2019, 3M also assumed approximately $2.6 billion of debt in connection with the acquisitions of Acelity and M*Modal (See Note 3) of which $2.1 billion was immediately redeemed or paid at close.
In-Substance Defeasance
In conjunction with the October 2019 acquisition of Acelity (see Note 3), 3M assumed outstanding debt of the business, of which $445 million in principal amount of third lien senior secured notes (Third Lien Notes) maturing in 2021 with a coupon rate of 12.5% was not immediately redeemed at closing. Instead, at closing, 3M satisfied and discharged the Third Lien Notes via an in-substance defeasance, whereby 3M transferred cash equivalents and marketable securities to a trust with irrevocable instructions to redeem the Third Lien Notes on May 1, 2020. The trust assets were restricted from use in 3M’s operations and were only used for the redemption of the Third Lien Notes that occurred in May 2020.
Floating Rate Notes
At various times, 3M has issued floating rate notes containing put provisions. 3M would be required to repurchase these securities at various prices ranging from 99 percent to 100 percent of par value according to the reduction schedules for each security. In December 2004, 3M issued a forty-year $60 million floating rate note, with a rate based on a floating LIBOR index. Under the terms of this floating rate note due in 2044, holders have an annual put feature at 100 percent of par value from 2014 and every anniversary thereafter until final maturity. Under the terms of the floating rate notes due in 2027, 2040 and 2041, holders have put options that commence ten years from the date of issuance and each third anniversary thereafter until final maturity at prices ranging from 99 percent to 100 percent of par value. For the periods presented, 3M was required to repurchase an immaterial amount of principal on the aforementioned floating rate notes.